Exhibit 10.6

EXECUTION VERSION

December 13, 2018

Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an Institutional Lender

Wells Fargo Bank, National Association, as Collateral Agent, Account Bank and Collateral Custodian

State Street Bank and Trust Company, as an Institutional Lender

ZB, N.A. D/B/A California Bank & Trust, as an Institutional Lender

GC Advisors LLC, as Servicer

Golub Capital Investment Corporation, as Transferor

Re:       Termination and Release of Security Interest

Ladies and Gentlemen:

Reference is made to (a) that certain Amended and Restated Loan and Servicing Agreement, dated as of May 13, 2015 (as amended, modified, supplemented or restated from time to time, the “LSA”), by and among GCIC FUNDING LLC, as the borrower (the “Borrower”), GC ADVISORS LLC, as the servicer (the “Servicer”), GOLUB CAPITAL INVESTMENT CORPORATION, as the transferor (the “Transferor”), the Institutional Lenders identified on the signature pages hereto, WELLS FARGO BANK, National Association, as the Swingline Lender, WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent, the Account Bank and the Collateral Custodian (in such capacities, the “Bank”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings provided in the LSA.

The Borrower hereby requests, pursuant to Section 2.16 of the LSA, the release from each Lien of the Secured Parties of all Collateral comprising the Loan Assets listed on Schedule I and all other Collateral related thereto (the “Released Collateral”). Accordingly, each party hereto acknowledges and agrees that, upon (x) delivery of a Notice of Reduction, (y) the payment of $275,000,000 of principal (the “Prepayment Amount”) to the Lenders and (z) confirmation that no Unmatured Event of Default or Event of Default has occurred and is continuing, any and all Liens at any time granted to or held by the Secured Parties in and to the Released Collateral shall automatically be terminated and released without further action on the part of any party hereto.

Notwithstanding the foregoing, each Secured Party agrees that the release specified above of each Loan Asset listed on Part A of Schedule I (the “Specified Loan Assets”) shall be deemed to occur immediately prior to the sale, assignment or other transfer of such Specified Loan Assets in accordance with the satisfaction of each condition precedent to the closing of the Term Securitization on the date hereof. If such Term Securitization does not occur on the date hereof, the release set forth above shall be deemed to be rescinded without further action by any person, the Liens over the Specified Loan Assets in favor of the Secured Parties shall be deemed to be continuing and the Borrower shall be deemed to grant a new Lien over the Specified Loan Assets in accordance with the LSA.

In addition, each Secured Party agrees to waive any required reduction of the Commitment of Wells Fargo pursuant to Section 2.18(d) of the LSA that exceeds the Prepayment Amount. After giving effect hereto (and any reduction under 2.18(d) on the date hereof), the Wells Fargo Commitment is $200,000,000.

This letter (i) will be governed by and construed in accordance with the law of the State of New York and (ii) may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any other party whose signature appears thereon, and all which shall together constitute one and the same instrument.

[Signature Pages Follow]

Collateral Release Letter

Please indicate your agreement with the foregoing by executing a counterpart hereof.

GCIC FUNDING LLC

By: Golub Capital Investment Corporation, its designated manager

By:	/s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer

Collateral Release Letter

Acknowledged and Agreed to:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent

By:	/s/ Beale Pope
Name: Beale Pope
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

as a Swingline Lender and an Institutional Lender

By:	/s/ Matt Jensen
Name: Matt Jensen
Title: Director

Collateral Release Letter

State Street Bank and Trust Company

as an Institutional Lender

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Managing Director

Collateral Release Letter

ZB, N.A. D/B/A CALIFORNIA BANK & TRUST

as an Institutional Lender

By:	/s/ Christopher J. Edwards
Name: Christopher J. Edwards
Title: Executive Vice President

Collateral Release Letter

GC ADVISORS LLC

as the Servicer

By:	/s/ Joshua M. Levinson
Name: Joshua M. Levinson
Title: Co-General Counsel and Chief Compliance Officer

Collateral Release Letter

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Agent, Account Bank and Collateral Custodian

By:	/s/ Keri Krause
Name: Keri Krause
Title: Vice President

Collateral Release Letter

GOLUB CAPITAL INVESTMENT CORPORATION, as Transferor

By:	/s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer

Collateral Release Letter

SCHEDULE I

RELEASED LOAN ASSETS

Part A:

Obligor	Asset	Principal Balance
Appriss Holdings, Inc.	Term Loan	10,000,000
Bazaarvoice, Inc.	Term Loan	10,500,000
Clarkson Eyecare LLC	Term Loan	10,000,000
Imprivata, Inc.	Term Loan	10,000,000
RXH Buyer Corporation	Term Loan	7,000,000

Part B:

Obligor	Asset	Principal Balance
Accela, Inc.	Term B Loan	6,665,372
Active Day, Inc.	DDTL-2	567,260
Active Day, Inc.	DDTL-3	391,925
Active Day, Inc.	Term Loan	6,521,268
Acuity Eyecare Holdings, LLC	Term A Loan	3,426,047
ADCS Clinics Intermediate Holdings, LLC	DDTL-1	107,199
ADCS Clinics Intermediate Holdings, LLC	Term Loan	10,000,000
Agilitas USA, Inc.	Term Loan	1,950,994
Aimbridge Hospitality, LLC	Term Loan A	1,537,280
Batteries Plus Holding Corporation	Initial Term Loan	2,224,150
BIOIVT, LLC (formerly BIORECLAMATIONIVT, LLC)	Term Loan	10,572,708
C. J. Foods, Inc.	Term Loan A	5,000,000
Cafe Rio Holding, Inc.	Term Loan	5,141,082
Caliper Software, Inc.	Initial Term Loan	7,024,585
Captain D's, LLC	Term Loan	2,218,254
Captive Resources Midco, LLC	Term Loan	5,121,137
Clearwater Analytics, LLC	Tranche B Term Loan	2,408,325
Daxko Acquisition Corporation	Term Loan	8,318,082
DCA Investment Holding, LLC	Second Amendment Term Loan	4,865,700
Diligent Corporation	Tranche B-1 Term Loans	4,606,441
Diligent Corporation	Tranche B-2 Term Loans	7,786,870

Schedule I

Drilling Info Holdings, Inc.	First Lien Term Loan	5,948,500
DTLR, Inc. (fka Levtran)	Term Loan A (2017)	5,000,000
EGD Security Systems, LLC	Term Loan	5,371,500
Elite Dental Partners LLC	Term A Loan	2,013,953
ERG Buyer, LLC	Term Loan	6,342,105
eSolutions, Inc.	Term Loan	6,000,000
Eyecare Services Partners Holdings LLC	DDTL-1	953,371
Eyecare Services Partners Holdings LLC	DDTL-2	6,679,425
Eyecare Services Partners Holdings LLC	DDTL-3	1,082,141
Flavor Producers, LLC	First Lien Term Loan	2,836,823
G & H Wire Company, Inc	Term Loan (2017)	1,104,187
Georgica Pine Clothiers, LLC	Closing Date Earn-Out Term Loan	421,351
Global ID Corporation	Term A Loan	5,102,133
GS Acquisitionco, Inc.	DDTL-1	12,139,096
GS Acquisitionco, Inc.	Term Loan	5,000,000
HealthcareSource HR, Inc.	Term Loan	2,861,397
Inhance Technologies Holdings LLC	Term Loan	6,048,500
Internet Pipeline, Inc.	June 2017 Incremental Term Loans	1,442,935
Internet Pipeline, Inc.	Term Loan	5,360,994
Katena Holdings, Inc.	Second Amendment Term Loan	300,960
Lombart Brothers, Inc.	Canadian Term A Loan (Innova)	1,534,531
Lombart Brothers, Inc.	US Term A Loan	3,343,079
Marshall Retail Group LLC, The	Term Loan (2014)	3,123,594
Maverick Bidco Inc.	Term Loan	10,000,000
Mid-America Pet Food, L.L.C.	Term Loan	6,331,338
Mills Fleet Farm Group LLC	New First Lien Term Loan	12,000,000
MMan Acquisition Co.	Initial Term Loan	12,388,167.00
MRI Software LLC	Second Amendment Term Loan	345,390.00
MRI Software LLC	Term Loan (2017)	14,690,543.75

Schedule I

MWD Management, LLC & MWD Services, Inc. (United Derm)	DDTL-1	4,380,973.63
MWD Management, LLC & MWD Services, Inc. (United Derm)	Term Loan	1,295,205.00
NBC Intermediate, LLC	Second Amendment Term Loan	1,386,590.00
Net Health Acquisition Corp.	New Term Loan	679,700.00
Net Health Acquisition Corp.	Term Loan	4,872,778.00
Nextech Systems, LLC	Term Loan	12,655,902.50
Nexus Brands Group, Inc.	Term Loan	3,820,402.00
Orthotics Holdings, Inc	Canadian Term Loan	599,390.45
Orthotics Holdings, Inc	US Term Loan	3,656,259.55
Pace Analytical Services, LLC	First Amendment Term Loan	1,400,966.25
Pace Analytical Services, LLC	Third Amendment Term Loan	833,400.00
PADI Holdco, Inc.	Term Loan	12,636,711.12
Pet Holdings ULC	Initial Term Loan Commitment	10,000,000.00
Pinnacle Treatment Centers, Inc.	Term Loan	9,649,374.00
Property Brands, Inc.	Term Loan	9,380,713.00
Quick Quack Car Wash Holdings, LLC	Term A Loan	4,599,871.50
Quickbase, Inc.	Tranche B Term Loan	10,000,000.00
Reladyne, Inc.	Term Loan (NEW)	3,049,673.66
Riverchase MSO, LLC	Term Loan	950,647.95
Saba Software, Inc.	Term Loan	7,000,000.00
SEI, Inc.	Term Loan	2,879,602.33
Self Esteem Brands, LLC (aka Anytime Fitness)	Term Loan	2,733,331.40
SLMP, LLC	Term Loan A	4,700,994.58
Source Refrigeration & HVAC, Inc.	Term A Loan	7,236,962.25
Southern Veterinary Partners, LLC	DDTL-1	3,606,672.46
Southern Veterinary Partners, LLC	DDTL-2	1,038,904.32
Southern Veterinary Partners, LLC	Term Loan	1,572,824.68
Sovos Compliance Formerly Taxware, LLC	Term Loan (2016)	5,000,000.00
Summit Behavioral Healthcare, LLC	Term Loan	2,400,659.00
Sunshine Sub, LLC	Term Loan	5,468,494.50
Teaching Company, The	Term Loan	4,112,958.28
Telesoft, LLC	Term Loan	5,286,006.00

Schedule I

Titan Fitness, LLC	Delayed Draw Term B Loan	255,486.00
Togetherwork Holdings, LLC	Supplemental Term Loan	680,300.00
Togetherwork Holdings, LLC	Term Loan	6,725,105.50
Transaction Data Systems, Inc.	Amendment No.4 Term Loan	5,000,000.00
Trintech, Inc.	Restatement Combined TL	3,368,375.55
True Commerce, Inc.	US Term Loan	7,107,689.50
Velocity Technology Solutions, Inc.	Term Loan	7,432,062.94
Verisys Corporation	Term Loan	4,756,565.00
Veterinary Specialists of North America, LLC	DDTL-1	32,668.05
Veterinary Specialists of North America, LLC	Term Loan New	3,105,994.44
Wetzel's Pretzels, LLC	Term Loan	2,523,215.12
Whitcraft LLC	Initial Term Loan	12,163,998.63
WIRB-Copernicus Group, Inc.	Initial Term Loan	10,428,572.61
Wood Fired Holding Corp.	Term A Loan	7,298,200.00
WRE Holding Corp.	Term Loan	1,308,795.11

Schedule I